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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    January 23, 2003


                                HANDLEMAN COMPANY
                                -----------------
             (Exact name of registrant as specified in its Charter)


          Michigan                     1-7923                   38-1242806
----------------------------      ----------------          -------------------
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)



         500 Kirts Boulevard, Troy, Michigan                      48084-4142
-----------------------------------------------------           --------------
         (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code        (248) 362-4400
                                                   -----------------------------


                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Items 1-4. Not applicable.

Item 5.    Other Events.

     As a result of a change in the administrator of Registrant's 401(k) plan, participants in that plan will be subject to a blackout period during which certain activities, including sales of shares of common stock of the Registrant held in plan accounts, will not be able to be conducted. As a result, the Registrant is sending the notice attached as Exhibit 99.1 to its directors and executive officers.

Item 6.    Not applicable.

Item 7.    Financial Statements and Exhibits.

     (a)-(b)    Not applicable.

     (c)        Exhibits

                99.1 Notice dated January 23, 2003, to directors and executive officers

Item 8.    Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HANDLEMAN COMPANY


Date:  January 24, 2003
                              By:  /s/ Thomas C. Braum, Jr.
                                 ---------------------------------------------

                              Name:    Thomas C. Braum, Jr.
                              Title:   Senior Vice President and Chief Financial
                                       Officer




                                       2

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                                INDEX TO EXHIBITS

Exhibit No.   Description
------------  -----------

Exhibit 99.1  Notice dated January 23, 2003, to directors and executive officers